Property and Equipment, Net	12 Months Ended
Mar. 31, 2025
Property and Equipment, Net [Abstract]
Property and equipment, net
8.	Property and equipment, net

Property and equipment consist of the following:

	As of March 31,	As of March 31,
	2024	2025
	RMB	RMB

Cost:
Warehouse equipment	1,945	1,894
Furniture, computer and office equipment	5,395	5,060
Vehicles	4,740	3,579
Leasehold improvement	10,793	12,463
Software	3,012	3,012
Machinery and equipment	-	1,487
Total cost	25,885	27,495
Less: Accumulated depreciation	(22,782)	(23,246)
Property and equipment, net	3,103	4,249

The total amounts charged to the consolidated statements of operations and comprehensive loss for depreciation expenses amounted to approximately RMB3.8 million, RMB2.7 million and RMB 2.0 million for the years ended March 31, 2023, 2024and 2025, respectively.